Exhibit 3.1

BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

SINEAD O'CALLAGHAN

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: June 24, 2025 12:39 PM Pacific Time

Incorporation Number: **C1323488**

Recognition Date and Time: *Continued into British Columbia on September 9, 2021 07:14 AM Pacific Time*

NOTICE OF ARTICLES

Name of Company:

TMC THE METALS COMPANY INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
15TH FLOOR, 1111 WEST HASTINGS ST.
VANCOUVER BC V6E 2J3
CANADA

Delivery Address:
15TH FLOOR, 1111 WEST HASTINGS ST.
VANCOUVER BC V6E 2J3
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
15TH FLOOR, 1111 WEST HASTINGS ST.
VANCOUVER BC V6E 2J3
CANADA

Delivery Address:
15TH FLOOR, 1111 WEST HASTINGS ST.
VANCOUVER BC V6E 2J3
CANADA

Page: 1 of 5

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Barron, Gerard

Mailing Address:	Delivery Address:
APARTMENT 6403 JADDAF WATERFRONT TOWER, D1 DUBAI UNITED ARAB EMIRATES	APARTMENT 6403 JADDAF WATERFRONT TOWER, D1 DUBAI UNITED ARAB EMIRATES

Last Name, First Name, Middle Name:
Greig, Andrew

Mailing Address:	Delivery Address:
UNIT 16, 1 MACQUARIE STREET TENERIFFE 4005 AUSTRALIA	UNIT 16, 1 MACQUARIE STREET TENERIFFE 4005 AUSTRALIA

Last Name, First Name, Middle Name:
Karkar, Andrei

Mailing Address:	Delivery Address:
323 MARINA BOULEVARD SAN FRANCISCO CA 94123 UNITED STATES	323 MARINA BOULEVARD SAN FRANCISCO CA 94123 UNITED STATES

Last Name, First Name, Middle Name:
Khama, Sheila

Mailing Address:	Delivery Address:
HOUSE 53643 PHAKALANE GOLF ESTATE GABORONE BOTSWANA	HOUSE 53643 PHAKALANE GOLF ESTATE GABORONE BOTSWANA

Last Name, First Name, Middle Name:
Hall, Andrew

Mailing Address:	Delivery Address:
16 BARONSFIELD ROAD TWICKENHAM TW1 2QU UNITED KINGDOM	16 BARONSFIELD ROAD TWICKENHAM TW1 2QU UNITED KINGDOM

Last Name, First Name, Middle Name:
Hess, Michael B.

Mailing Address:	Delivery Address:
1185 AVENUE OF THE AMERICAS 40TH FLOOR NEW YORK NY 10036 UNITED STATES	1185 AVENUE OF THE AMERICAS 40TH FLOOR NEW YORK NY 10036 UNITED STATES

Page: 2 of 5

Last Name, First Name, Middle Name:
Jurvetson, Steve

Mailing Address:	**Delivery Address:**
13480 WILDCREST DRIVE LOS ALTOS CA 94022 UNITED STATES	13480 WILDCREST DRIVE LOS ALTOS CA 94022 UNITED STATES

Last Name, First Name, Middle Name:
Spiro, Alex

Mailing Address:	**Delivery Address:**
2821 S BAYSHORE DR., LPHD MIAMI FL 33133 UNITED STATES	2821 S BAYSHORE DR., LPHD MIAMI FL 33133 UNITED STATES

Last Name, First Name, Middle Name:
May, Brendan

Mailing Address:	**Delivery Address:**
16 MAPLE GARDENS TURNBRIDGE WELLS KENT TN2 5JE UNITED KINGDOM	16 MAPLE GARDENS TURNBRIDGE WELLS KENT TN2 5JE UNITED KINGDOM

Last Name, First Name, Middle Name:
Madsbjerg, Christian

Mailing Address:	**Delivery Address:**
36 WEST 13TH STREET NEW YORK NY 10011 UNITED STATES	36 WEST 13TH STREET NEW YORK NY 10011 UNITED STATES

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value With Special Rights or Restrictions attached
2.	No Maximum	Preferred Shares	Without Par Value With Special Rights or Restrictions attached
3.	5,000,000	Class A Special Shares	Without Par Value With Special Rights or Restrictions attached

Page: 3 of 5

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 4. 10,000,000 Class B Special Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 5. 10,000,000 Class C Special Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 6. 20,000,000 Class D Special Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 7. 20,000,000 Class E Special Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 8. 20,000,000 Class F Special Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 9. 25,000,000 Class G Special Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 10. 25,000,000 Class H Special Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ Page: 4 of 5

11. 500,000 Class I Special Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 12. 741,000 Class J Special Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ Page: 5 of 5